Related Party Note Payable	12 Months Ended
Dec. 31, 2017
Notes
Related Party Note Payable

7.        RELATED PARTY NOTE PAYABLE

On October 18, 2017, we entered into a Promissory Note in the principal amount of $50,000 (the “Note”) with a private investor who is also an affiliate. The Note bears interest at the rate of 3% per annum and all principal and accrued interest is due on October 18, 2018. As of December 31, 2017, the principal balance outstanding and accrued interest payable was $50,000 and $312, respectively.

On April 27, 2018, we received notification from the private investor that payment of all principal and accrued interest, which is due on October 18, 2018, the default would be waived until April 30, 2019 at which time all principal and accrued interest would be due and payable.